UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 24, 2014 (July 18, 2014)

AMERICAN HOUSING REIT INC.
 (Exact name of Registrant as specified in its charter)

________________

Maryland	333-170828	27-1662812
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1601 Blake Street, Suite 310, Denver, CO80202
 (Address of principal executive offices)(Zip code)

(303) 894-7971
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.                      Creation of Direct Financial Obligations or an Obligation under an Off-Balance SheetArrangement of a Registrant.

In the quarter ended June 30, 2014, Heng Fai Enterprises, Ltd., through a wholly owned subsidiary, provided $5,623,029.25 in funding to American Housing REIT Inc. (the “Company”) for acquisitions of single family homes and working capital purposes.

In accordance with the Master Funding Agreement by and between the Company and Heng Fai Enterprises, Ltd. (the “Master Funding Agreement”), half of the funds ($2,811,514.625) provided by Heng Fai Enterprises, Ltd. during the quarter ended June 30, 2014, were treated as a contribution to the Company’s capital and converted into unregistered shares of common stock of the Company at a Post-Reverse Split (as defined below) conversion price of $12.1575 per share.  Therefore, on July 18, 2014 at 9:00 a.m., pursuant to the Master Funding Agreement, the Company issued 231,257 shares of its unregistered post-Reverse Split common stock to the Heng Fai Enterprises, Ltd subsidiary.  These shares of common stock were issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Also on July 18, 2014 at 9:00 a.m., in accordance with the Master Funding Agreement, the Company issued an unsecured promissory note (the “Promissory Note”) to Heng Fai Enterprises, Ltd in the amount of the other half of the funds ($2,811,514.625) provided to the Company by Heng Fai Enterprises, Ltd. during the quarter ended June 30, 2014.  The Promissory Note bears interest at a rate of 4.0% per annum effective June 30, 2014.  The Promissory Note is payable on demand.

The Master Funding Agreement was attached the Company’s Current Report on Form 8-K dated April 17, 2014.

Item 3.02.                      Unregistered Sales of Equity Securities.

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland, effective July 18, 2014, at 12:01 a.m., in order to (i) effect a reverse stock split of the outstanding shares of common stock, par value $0.001 per share, of the Company at the ratio of 1-for-150 (the “Reverse Split”) and (ii) upon the completion of the Reverse Split, adjust the par value of the Company’s common stock to $0.01 per share.

The foregoing description of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the complete Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.                      Other Events.

On July 18, 2014, at 12:01 p.m., the Board of Directors of the Company declared a quarterly cash dividend in the amount of $0.24315 per share of the Company’s post -Reverse Split common stock, for a total amount of $122,840.11, payable on July 31, 2014 to stockholders of record at the close of business on July 31, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Articles Supplementary, effective July 18, 2014 (filed pursuant to Item 5.03)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HOUSING REIT INC.

July 24, 2014	By:	/s/ Conn Flanigan
Name: Conn Flanigan
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Articles Supplementary, effective July 18, 2014